                                                                  EXHIBIT 4E (2)

                                 AMENDMENT NO. 2
                          TO FIVE YEAR CREDIT AGREEMENT

         This Amendment No. 2 to Five Year Credit Agreement (this "Amendment") is entered into as of September 20, 1999, by and among Dexter Corporation, a Connecticut corporation (the "Borrower"), Bank One, NA (f/k/a The First National Bank of Chicago), individually and as agent ("Agent"), and the other financial institutions signatory hereto.

                                    RECITALS

         A. The Borrower, the Agent and the Lenders are party to that certain five year credit agreement dated as of December 15, 1998 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrower, the Agent and the undersigned Required Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                           (a) Section 6.1(d) of the Credit Agreement is amended in its entirety to read as follows:

                           "(d) Intentionally omitted."

                           (b) Section 6.25 of the Credit Agreement is amended in its entirety to read as follows:

                           "6.25 Intentionally Omitted."

                           (c) The definition of "Agreement Accounting
         Principles" in Article I of the Credit Agreement is amended by deleting the proviso thereto in its entirety.

                           (d) The last sentence of Section 12.3.1 of the Credit Agreement is amended by deleting it in its entirety and substituting in lieu thereof the following:

                           "Each such assignment shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $10,000,000 or (ii) the
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         remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment)."

                  2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

                           (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

                           (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

                           (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

                  3. Effective Date. This Amendment shall become effective as of the date first written above upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders.

                  4. Reference to and Effect Upon the Credit Agreement.

                           (a) Except as specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  5. Costs and Expenses.

                  The Borrower hereby affirms its obligation under Section 9.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation,

                                      -2-
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execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

                  6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            (signature pages follow)

                            REAFFIRMATION OF GUARANTY



         Each of the undersigned acknowledges receipt of a copy of the Amendment No. 2 to the Dexter Corporation Five Year Credit Agreement (the "Amendment") dated September 20, 1999, consents to such Amendment and hereby reaffirms its obligations under the Subsidiary Guaranty (as defined in the Agreement).

Dated as of August 26, 1999.


                                  DEXTER MAGNETIC TECHNOLOGIES, INC.

                                  By:       /s/ Bruce H. Beatt

                                  Name:     Bruce H. Beatt

                                  Title:    Assistant Secretary

                                  DEXTER HYSOL AEROSPACE, INC.

                                  By:       /s/ Bruce H. Beatt

                                  Name:     Bruce H. Beatt

                                  Title:    Secretary

                                  DEXTER ACQUISITION DELAWARE, INC.

                                  By:       /s/ Bruce H. Beatt

                                  Name:     Bruce H. Beatt

                                  Title:    Secretary

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                  DEXTER CORPORATION

                                  By:          /s/ Rosanne S. Potter

                                  Name:        Rosanne S. Potter

                                  Title:       Treasurer

                                  Address:     One Elm Street
                                               Windsor Locks, CT 06096-2334
                                  Attn:        Rosanne Potter

                                  Telephone:      (860) 292-7621
                                  Fax:            (860) 654-8429

                                  BANK ONE, NA,
                                  (Main Office -- Chicago),
                                  Individually and as Agent
Commitment $35,000,000.00

                                  By:          /s/ C. L. Turner

                                  Name:        C. L. Turner

                                  Title:       Managing Director

                                  Address:     151 West 51st Street
                                               New York, NY 10019

                                  Attn:        C. L. Turner

                                  Telephone:      (212) 373-1574
                                  Fax:            (212) 373-1180

                                  FLEET NATIONAL BANK,
                                  Individually and as Syndication Agent
Commitment $30,000,000.00

                                  By:          /s/ Roger C. Boucher

                                  Name:        Roger C. Boucher

                                  Title:       Senior Vice President

                                  Address:     One Federal Street
                                               MA0FD07L
                                               Boston, MA  02110
                                  Attn:        Roger C. Boucher

                                  Telephone:   (617) 346-0616
                                  Fax:         (617) 346-0145

                                  BANK OF AMERICA, N.A.
                                  Individually and as Documentation Agent
Commitment $30,000,000.00

                                  By:          /s/ Wendy Gorman

                                  Name:        Wendy Gorman

                                  Title:       Vice President

                                  Address:     335 Madison Avenue
                                               New York, NY 10017
                                  Attn:        Wendy Gorman

                                  Telephone:      (212) 503-7363
                                  Fax:            (212) 503-7878

                                  ABN AMRO BANK N.V.,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ Hamilton Bullard

                                  Name:        Hamilton Bullard

                                  Title:       Assistant Vice President

                                  Address:     208 South LaSalle Street
                                               Suite 1500
                                               Chicago, IL 60603
                                               Attn:  James S. Adelsheim

                                  Telephone:      (312) 992-5110
                                  Fax:            (312) 992-5111

                                  BANKBOSTON, N.A.,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ Harvey H. Thayer, Jr.

                                  Name:        Harvey H. Thayer, Jr.

                                  Title:       Managing Director
                                  Address:     100 Federal Street
                                               MS 01-10-01
                                               Boston, MA 02110

                                  Attn:        Harvey H. Thayer, Jr.
                                  Telephone:      (617) 434-1996
                                  Fax:            (617) 434-0601

                                  BANK OF TOKYO MITSUBISHI TRUST COMPANY ,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ Pamela Donnelly

                                  Name:        Pamela Donnelly

                                  Title:       Vice President

                                  Address:     1251 Avenue of the Americas
                                               12th Floor
                                               New York, NY 10020-1104

                                  Attn:        Pamela Donnelly

                                  Telephone:      (212) 782-4378
                                  Fax:            (212) 782-6445

                                  BANCA COMMERCIALE ITALIANA,
                                  NEW YORK BRANCH ,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ Charles Dougherty

                                  Name:        Charles Dougherty

                                  Title:       Vice President

                                  By:          /s/ E. Bermant

                                  Name:        E. Bermant

                                  Title:       FVP/Deputy Manager

                                  Address:     One William Street
                                               New York, NY 10004
                                  Attn:        Charles Dougherty

                                  Telephone:      (212) 607-3883
                                  Fax:            (212) 809-2124

                                  COMMERZBANK AG,
                                  New York And Grand Cayman Branches,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ Robert Donohue

                                  Name:        Robert Donohue

                                  Title:       Senior Vice President

                                  By:          /s/ Peter Doyle

                                  Name:        Peter Doyle

                                  Title:       Assistant Vice President

                                  Address:     2 World Financial Center
                                               New York, NY 10281
                                  Attn:        Robert Donohue
                                               Peter T. Doyle

                                  Telephone:      (212) 266-7659

                                  Fax:            (212) 266-7594

                                  FIRST UNION NATIONAL BANK,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ Stephen Dorosh

                                  Name:        Stephen Dorosh

                                  Title:       Vice President

                                  Address:     10 State House Square, 2nd Floor
                                               Hartford, CT 06103
                                  Attn:        Matt Riley

                                  Telephone:      (860) 692-7214

                                  Fax:            (860) 247-1356

                                  MELLON BANK, N.A.,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ William M. Feathers

                                  Name:        William M. Feathers

                                  Title:       Assistant Vice President

                                  Address:     One Mellon Bank Center, Room 0370
                                               Pittsburgh, PA 15258
                                  Attn:        William M. Feathers

                                  Telephone:      (412) 234-4598
                                  Fax:            (412) 234-8888

                                  SUNTRUST BANK, ATLANTA,
                                  Individually and as Co-Agent
Commitment $15,000,000.00

                                  By:          /s/ W. David Wisdom

                                  Name:        W. David Wisdom

                                  Title:       Vice President

                                  Address:     711 5th Avenue, 16th Floor
                                               New York, NY 10022
                                  Attn:        Craig W. Farnsworth

                                  Telephone:      (212) 583-2608
                                  Fax:            (212) 371-9386

                                  BANQUE NATIONALE DE PARIS
Commitment $12,500,000.00

                                  By:          /s/ Sophie Revillard Kaufman

                                  Name:        Sophie Revillard Kaufman

                                  Title:       Vice President

                                  By:          /s/ Gwen Abbott

                                  Name:        Gwen Abbott

                                  Title:       Assistant Vice President

                                  Address:     499 Park Avenue
                                               New York, NY 10022
                                  Attn:        Sophie Revillard Kaufman

                                  Telephone:      (212) 415-9601
                                  Fax:            (212) 415-9606

                                  THE BANK OF NEW YORK
Commitment $12,500,000.00

                                  By:          /s/ Kenneth P. Sneider, Jr.

                                  Name:        Kenneth P. Sneider, Jr.

                                  Title:       Vice President

                                  Address:     One Wall Street - 22nd Floor
                                               New York, NY 10286
                                  Attn:        Kenneth P. Sneider, Jr.

                                  Telephone:      (212) 635-6863

                                  Fax:            (212) 635-1480

                                  THE ROYAL BANK OF SCOTLAND PLC
Commitment $12,500,000.00

                                  By:          /s/ Scott Barton

                                  Name:        Scott Barton

                                  Title:       Vice President

                                  Address:     Wall Street Plaza
                                               88 Pine Street
                                               New York, NY 10005
                                  Attn:        Scott Barton

                                  Telephone:      (212) 269-0938
                                  Fax:            (212) 480-0791

                                  WACHOVIA BANK, N.A.
Commitment $12,500,000.00

                                  By:          /s/ Jeffrey S. Nurkiewicz

                                  Name:        Jeffrey S. Nurkiewicz

                                  Title:       Vice President

                                  Address:     191 Peachtree Street, N.E.
                                               Atlanta, GA 30303
                                  Attn:        Jeffrey S. Nurkiewicz

                                  Telephone:      (404) 332-1288
                                  Fax:            (404) 332-6898
                                  per pro BROWN BROTHERS HARRIMAN & CO.
Commitment $7,500,000.00

                                  By:          /s/ Jared S. Keyes

                                  Name:        Jared S. Keyes

                                  Title:       Manager

                                  Address:     40 Water Street
                                               Boston, MA 02103
                                  Attn:        Jared Keyes

                                  Telephone:      (617) 772-1160
                                  Fax:            (617) 772-1138

                                  DEN DANSKE BANK AKTIESELSKAB,
                                  CAYMAN ISLANDS BRANCH,
                                  Individually and as Co-Agent
Commitment $15,000,000

                                  By:          /s/ John A. O'Neill

                                  Name:        John A. O'Neill

                                  Title:       Vice President

                                  By:          /s/ Daniel F. Lenzo

                                  Name:        Daniel F. Lenzo

                                  Title:       Vice President

                                  Address:     c/o Den Danske Bank, New York
                                               Branch
                                               280 Park Avenue, 4th Floor East
                                               Building
                                               New York, NY 10017
                                  Attn:        Peter Hargraves

                                  Telephone:    (212) 984-8433
                                  Fax:          (212) 599-2493

                                  BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
Commitment $12,500,000

                                  By:          /s/ Frederic W. Hall

                                  Name:        Frederic W. Hall

                                  Title:       Vice President

                                  By:          /s/ Christopher P. Miller

                                  Name:        Christopher P. Miller

                                  Title:       Senior Associate

                                  Address:     565 Fifth Avenue
                                               New York, NY 10017
                                  Attn:        Frederic W. Hall

                                  Telephone:      (212) 880-1036
                                  Fax:            (212) 880-1040